UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-6709

Name of Registrant:	Vanguard Florida Tax-Free Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2005—May 31, 2006

Item 1:	Reports to Shareholders

Vanguard® Florida Long-Term Tax-Exempt Fund

> Semiannual Report

May 31, 2006

> Vanguard Florida Long-Term Tax-Exempt Fund posted a return of 1.4% for the six months ended May 31, 2006.

> Interest rates climbed throughout the half-year, led by increases at the shortest end of the maturity spectrum.

> The difference between the yields of the shortest- and longest-term municipal bonds remained small by historical standards.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	6

Fund Profile	9

Performance Summary	10

Financial Statements	11

About Your Fund's Expenses	26

Trustees Approve Advisory Arrangement	28

Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended May 31, 2006
Total Return

Vanguard Florida Long-Term Tax-Exempt Fund

Investor Shares	1.4%

SEC 30-Day Annualized Yield: 4.14%

Taxable-Equivalent Yield: 6.37%[1]

Admiral™ Shares[2]	1.4

SEC 30-Day Annualized Yield: 4.22%

Taxable-Equivalent Yield: 6.49%[1]

Lehman 10 Year Municipal Bond Index	1.3

Average Florida Municipal Debt Fund[3]	1.5

Lehman Municipal Bond Index	1.5

Your Fund’s Performance at a Glance
November 30, 2005–May 31, 2006

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Florida Long-Term

Tax-Exempt Fund

Investor Shares	$11.62	$11.48	$0.256	$0.042

Admiral Shares	11.62	11.48	0.260	0.042

1	This calculation, which assumes a typical itemized tax return, is based on the maximum federal income tax rate of 35%. Please see the prospectus for a detailed explanation of the calculation.
2	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
3	Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the six months ended May 31, 2006, the Federal Reserve Board’s inflation-fighting campaign pushed short-term interest rates higher. Longer-term rates also increased, though at a more moderate pace.

Vanguard Florida Long-Term Tax-Exempt Fund returned 1.4%, beating the result of the benchmark index and trailing just behind the average return of competing Florida municipal bond funds. The income portion of the fund’s return more than offset its modest decline in share price. The fund’s 4.14% yield for Investor Shares at the end of May represented a slight increase versus six months ago. For investors in the highest income tax bracket, the taxable-equivalent yield was 6.37%.

Please note: Although the fund’s income distributions are expected to be exempt from federal income taxes, a portion of these distributions may be subject to the alternative minimum tax. It is expected that the fund’s shares will be exempt from the Florida intangible property tax.

Bonds treaded water as rates continued to rise

Bond market returns were flat during the past six months, as rising interest rates put pressure on prices. The Federal Reserve Board raised its target for the federal funds rate from 4.00% to 5.00% in four separate actions as part of its efforts to rein in inflationary pressures. Yields generally moved higher across the maturity spectrum, a change from the pattern in prior months when yields rose at the shorter end but fell at the longer end.

In general, short-term and municipal securities outperformed long-term taxable bonds. High-yield bonds, which are less sensitive to changes in interest rates, turned in impressive relative results.

Stocks gained ground, then stumbled late in the period

The U.S. stock market advanced through much of the fiscal half-year, with some indexes approaching a five-year high in early May. Despite ongoing concerns about high energy costs and the possibility of inflation, investors generally remained positive about the economy. In mid-May, however, worries over whether the Fed would continue to raise interest rates gave some investors pause, leading to a decline in the major indexes.

In the U.S. market, small-capitalization stocks once again outperformed their large-cap counterparts, a persistent trend over the past few years. Returns of international stocks, aided by a weak dollar, continued to surpass those of U.S. stocks. Although emerging markets experienced noteworthy losses in May, they were strong performers in the international arena for the fiscal half-year.

Market Barometer
	Total Returns Periods Ended May 31, 2006
	Six Months	One Year	Five Years[1]

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	0.0%	-0.5%	5.0%

Lehman Municipal Bond Index	1.5	1.9	5.3

Citigroup 3-Month Treasury Bill Index	2.1	3.8	2.1

Stocks

Russell 1000 Index (Large-caps)	2.8%	9.4%	2.6%

Russell 2000 Index (Small-caps)	7.0	18.2	9.1

Dow Jones Wilshire 5000 Index (Entire market)	3.4	10.8	3.7

MSCI All Country World Index ex USA (International)	15.4	30.9	11.0

CPI

Consumer Price Index	2.5%	4.2%	2.6%

1 Annualized.

Your fund remained consistent in a challenging rate environment

Over the past six months, the relatively attractive yields available for municipal bonds resulted in increased demand for these securities. This increase, coupled with a decrease in the supply of municipal bonds, placed a slight upward pressure on municipal bond prices and a slight downward pressure on the resultant yields, particularly among long-term bonds.

While yields at the longest end of the maturity spectrum generally remained stable, the Fed's rate-tightening actions helped to push municipal bond yields higher for shorter-term issues. This "flattening" of the municipal bond yield curve presented a challenging investment environment for your fund's advisor, the Vanguard Fixed Income Group. Against this backdrop, the advisor steered the Florida Long-Term Tax-Exempt Fund to a 1.4% return, reflecting an income return that more than offset a slight decline in the fund's net asset value (NAV). The fund outpaced the result of its benchmark index, but fell just short of the average return of competing Florida municipal debt funds. During the past six months, the advisor kept the fund's duration, a measure of interest rate sensitivity, near the short end of its typical range--a strategy that offered some protection from the negative impact of rising interest rates.

Over time, your fund has combined prudent investment management with low investment costs to deliver strong performance. Maintaining low investment costs is always important, but can be especially important during periods of modest total returns--which are not atypical in the fixed income market. The

Annualized Expense Ratios[1] Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Florida Municipal Debt Fund

Florida Long-Term Tax-Exempt Fund	0.17%	0.09%	1.11%

1	Fund expense ratios reflect the six months ended May 31, 2006. Peer-group ratio is derived from data provided by Lipper Inc. and captures informationexpense through year- end 2005.

less you pay in expenses, the greater is your portion of the portfolio’s total return. In addition, Vanguard’s low expenses provide the advisor with flexibility that other portfolio managers don’t have: The advisor doesn’t have to take extra risks to deliver competitive returns.

Your muni fund’s dual role: Providing income and stability

If you own shares of an equity fund, you probably enjoyed the fund’s strong performance in the first four months of calendar-year 2006. From January through April, the broad U.S. stock market returned more than 6.5%. Nearly half of that return was ceded, however, during a disappointing May. This abrupt turnabout reminds us of a fundamental principle in investing: balance.

A portfolio balanced among stock, bond, and money market funds, in levels appropriate to your goals, risk tolerance, and time horizon, can provide stability in a choppy market. As a shareholder in the Florida Long-Term Tax-Exempt Fund, you’re aware of your fund’s ability to generate income that is free of federal taxes. But don’t overlook the role it can play as a stabilizing counterweight to the more volatile segments of your portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer

June 14, 2006

Advisor’s Report

During the six months ended May 31, 2006, Vanguard Florida Long-Term Tax-Exempt Fund returned 1.4%, trailing a bit the average result of its peers.

The investment environment

Over the fiscal half-year, the U.S. economy showed signs of being squarely in expansion mode. At the end of May, the Commerce Department estimated that real gross domestic product had expanded by 3.6% for the 12 months ended March 31, a pace slightly above the economy’s potential long-term growth rate. Much of the economy’s growth was spurred by strong exports, construction, and business investment spending. Personal consumption also expanded briskly, buoyed by rising incomes and improved job prospects. During the fund’s fiscal half-year ended May 31, U.S. employment levels also improved. The nation’s unemployment rate stood at 4.6% on May 31—the lowest level in five years—and anecdotal reports pointed to shortages of skilled workers in select industries.

At the same time, inflation remained a concern. Rising energy prices contributed to increased rates of consumer and wholesale inflation in the first half of 2006. Through May, the consumer price index (CPI), which tracks prices at the consumer level, was 4.2% higher than its year-ago level. Increases in the core CPI, which excludes volatile food and energy prices, have also accelerated recently.

The Federal Reserve Board continued its “measured” pace of tightening, raising the target for the federal funds rate four times during the six months, to 5.00%. The Fed has noted that long-run inflation

Yields of Municipal Securities (AAA-Rated General-Obligation Issues)
Maturity	Nov. 30, 2005	May 31, 2006	Change (basis points)[1]

2 years	3.24%	3.59%	+35

5 years	3.43	3.66	+23

10 years	3.87	4.02	+15

30 years	4.55	4.53	-2

Yields of U.S. Treasury Securities
Maturity	Nov. 30, 2005	May 31, 2006	Change (basis points)[1]

2 years	4.41%	5.03%	+62

5 years	4.41	5.03	+62

10 years	4.48	5.11	+63

30 years	4.69	5.21	+52

1 One basis point equals 1/100 of a percentage point.
Source: Vanguard.

expectations, as implied by the difference between nominal and inflation-adjusted interest rates, remain contained, but recent economic reports have prompted some concern. The financial markets anticipated that the Fed would raise the federal funds rate to 5.25% at its June 28–29 meeting.

Municipal bonds outperformed Treasuries

In the U.S. Treasury market, yields rose by similar amounts across the maturity spectrum. Increases during the six months ranged from 52 basis points (0.52 percentage point) for the 30-year note to 63 basis points for the 10-year note. Treasury yields also rose over the last 12 months, but the increases were much more pronounced among shorter issues than longer ones.

For municipal bonds, yields increased over the last six months for all but the longest-dated issues, though increases were generally more modest than those of Treasury yields—a relationship that also characterized the rate changes in the Treasury and municipal money markets. The pronounced increase in short-term municipal yields created a relatively flat municipal yield curve, with only 94 basis points separating the yield of the 30-year bond (4.53%) from that of the 2-year bond (3.59%) as of May 31. For the fiscal half-year, new tax-exempt issuance declined by 17% nationwide, compared with year-ago levels. With the exception of California, in fact, all states issued lower volumes of tax-exempt securities. Much of the decrease was attributable to a substantial slowdown in bond “refunding” activity. The rise in interest rates meant that many state and local governments could no longer issue new, lower-coupon bonds and use the proceeds to offset their existing, higher-yield obligations.

At the same time, the demand for municipal bonds increased. The municipal bond market’s recent attractiveness relative to Treasuries drew institutional investors such as banks and insurance firms, as well as investors from outside the United States. These supply-and-demand dynamics supported bond prices (thus limiting yield increases), which helped municipal bonds to outperform their taxable brethren.

Management of the fund during the period

For the Florida Long-Term Tax-Exempt Fund, a modest decline in share price was more than offset by income return, resulting in the 1.4% total return. During the fiscal half-year, we kept the fund’s average duration at the short end of its typical range, a strategy that afforded some protection from rising interest rates. A decline in bond issuance also provided some support for tax-exempt securities. During the past six months, the state of Florida and its municipalities issued $9.4 billion in new securities, a 3.8% drop from a year ago.

Expense ratios are critical in a low-yield environment

Shareholder returns depend not only on portfolio management decisions but also on investment costs. The Vanguard Florida Tax-Exempt Fund’s low expense ratio is important in any environment, but especially during periods of relatively low yields. Our cost advantage enables us to generate highly competitive total returns while keeping our focus on higher-quality investments. Over time, this disciplined, conservative approach has generated strong returns, while also reaffirming that we will not take needless risks with your investment.

John M. Carbone, Principal
Vanguard Fixed Income Group
June 16, 2006

Fund Profile
As of May 31, 2006

Financial Attributes

	Fund	Comparative Index[1]	Broad Index[2]

Number of Issues	172	6,505	37,743

Yield		—	—

Investor Shares	4.1%

Admiral Shares	4.2%

Yield to Maturity	4.2%[3]	4.1%	4.2%

Average Coupon	5.4%	5.1%	5.1%

Average Effective
Maturity	7.6 years	7.3 years	6.9 years

Average Quality	AA+	AAA	AA+

Average Duration	5.5 years	5.8 years	5.4 years

Expense Ratio		—	—

Investor Shares	0.17%[4]

Admiral Shares	0.09%[4]

Short-Term Reserves	0%	—	—

Volatility Measures

	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.99	1.00	0.98	1.00

Beta	1.01	1.00	1.18	1.00

Distribution by Maturity (% of portfolio)

Under 1 Year	5%

1-5 Years	15

5-10 Years	57

10-20 Years	20

20-30 Years	3

Distribution by Credit Quality (% of portfolio)

AAA	86%

AA	4

A	6

BBB	4

Investment Focus

1 Lehman 10 Year Municipal Bond Index.
2 Lehman Municipal Bond Index.
3 Before expenses.
4 Annualized.
   See page 29 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 1995-May 31, 2006
	Investor Shares
Fiscal Year	Capital Return	Income Return	Total Return	Lehman[1] Total Return

1996	1.2%	5.3%	6.5%	5.7%

1997	1.3	5.2	6.5	7.1

1998	2.9	5.1	8.0	8.1

1999	-6.5	4.6	-1.9	-0.4

2000	3.6	5.4	9.0	7.7

2001	3.9	5.1	9.0	8.2

2002	2.3	4.7	7.0	6.7

2003	2.9	4.5	7.4	6.9

2004	-0.6	4.3	3.7	4.0

2005	-1.3	4.3	3.0	3.0

2006[2]	-0.8	2.2	1.4	1.3

Average Annual Total Returns: Periods Ended March 31, 2006
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	9/1/1992	3.57%	5.10%	1.04%	4.86%	5.90%

Admiral Shares	11/12/2001	3.64	4.563	—	—	—

1 Lehman 10 Year Municipal Bond Index.
2 Six months ended May 31, 2006.
3 Return since inception.
Note: See Financial Highlights tables on pages 21 and 22 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Municipal Bonds (98.9%)

Alachua County FL Health Fac. Auth.
(Shands Teaching Hosp.)	6.250%	12/1/11 (1)	3,095	3,420

Alachua County FL Health Fac. Auth.
(Shands Teaching Hosp.)	6.250%	12/1/16 (1)	8,695	9,973

Boynton Beach FL Util. System Rev.	5.375%	11/1/13 (3)	2,400	2,621

Boynton Beach FL Util. System Rev.	5.375%	11/1/15 (3)	2,665	2,927

Boynton Beach FL Util. System Rev.	5.500%	11/1/18 (3)	3,125	3,505

Boynton Beach FL Util. System Rev.	5.500%	11/1/20 (3)	3,480	3,933

Boynton Beach FL Util. System Rev.	6.250%	11/1/20 (3)(ETM)	415	482

Brevard County FL Health Fac. Auth. Rev.
(Holmes Regional Medical Center)	5.625%	10/1/14 (1)	2,000	2,031

Brevard County FL Util. Rev.	5.250%	3/1/12 (3)	3,805	4,085

Brevard County FL Util. Rev.	5.250%	3/1/14 (3)	2,045	2,182

Broward County FL School Board COP	5.375%	7/1/11 (4)(Prere.)	6,325	6,790

Broward County FL School Board COP	5.375%	7/1/11 (4)(Prere.)	5,755	6,178

Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	5,170	5,623

Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	4,635	5,041

Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	5,205	5,661

Broward County FL School Board COP	5.500%	7/1/18 (4)	14,575	15,688

Broward County FL School Board COP	5.500%	7/1/19 (4)	15,710	16,909

Collier County FL School Board COP	5.375%	2/15/12 (4)(Prere.)	5,000	5,392

Collier County FL School Board COP	5.375%	2/15/12 (4)(Prere.)	5,725	6,174

Collier County FL School Board COP	5.375%	2/15/12 (4)(Prere.)	5,000	5,392

Collier County FL School Board COP	5.375%	2/15/12 (4)(Prere.)	5,695	6,142

Collier County FL School Board COP	6.250%	2/15/13 (4)	12,500	14,126

Collier County FL School Board COP	5.250%	2/15/20 (4)	9,000	9,829

Collier County FL School Board COP	5.250%	2/15/21 (4)	7,285	7,966

Coral Springs FL Improvement Dist
Water & Sewer GO	6.000%	6/1/10 (1)	2,325	2,422

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Davie FL Water & Sewer Rev.	6.375%	10/1/12 (2)	2,500	2,783

Dunedin FL Util. System Rev.	6.750%	10/1/08 (3)	1,115	1,190

Dunedin FL Util. System Rev.	6.750%	10/1/10 (3)	2,465	2,752

Escambia County FL Environmental
Improvement Rev	5.750%	11/1/27	6,000	6,227

Florida Board of Educ. Capital Outlay	5.500%	6/1/14	10,000	10,823

Florida Board of Educ. Capital Outlay	5.375%	6/1/17 (3)	4,010	4,311

Florida Board of Educ. Public Educ.	5.375%	6/1/15	12,000	12,911

Florida Board of Educ. Public Educ.	5.000%	6/1/32	9,550	9,801

Florida Board of Educ. Rev. (Lottery Rev.)	5.750%	7/1/14 (3)	8,475	9,150

Florida Board of Educ. Rev. (Lottery Rev.)	5.500%	7/1/15 (2)	12,105	13,101

Florida Board of Educ. Rev. (Lottery Rev.)	5.750%	7/1/15 (3)	8,960	9,674

Florida Housing Finance Corp. Rev.	5.950%	1/1/32 (4)	8,905	9,189

Florida Turnpike Auth. Rev.	5.000%	7/1/33	13,985	14,368

Hernando County FL Water & Sewer	5.000%	6/1/29 (1)	4,000	4,122

Highlands County FL Health Rev.
(Adventist Health System)	6.000%	11/15/11 (Prere.)	10,000	11,112

Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/31	4,000	4,003

Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/35	10,000	10,061

Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/11 (4)	4,610	4,969

Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/12 (4)	5,670	6,160

Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/13 (4)	3,000	3,269

Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/14 (4)	5,365	5,863

Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/15 (4)	3,945	4,318

Hillsborough County FL IDA
(Tampa General Hosp. Project)	5.250%	10/1/34	4,800	4,929

Hillsborough County FL IDA
(Univ. Community Hosp.)	6.500%	8/15/19 (1)	17,850	21,183

Hillsborough County FL School Board COP	5.250%	7/1/17 (1)	7,005	7,629

Hillsborough County FL School Board COP	5.500%	7/1/18 (1)	14,945	16,606

Hillsborough County FL School Dist. Sales Tax Rev.	5.375%	10/1/11 (2)(Prere.)	2,000	2,153

Hillsborough County FL School Dist. Sales Tax Rev.	5.375%	10/1/11 (2)(Prere.)	2,000	2,153

Hillsborough County FL School Dist. Sales Tax Rev.	5.375%	10/1/11 (2)(Prere.)	4,780	5,145

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Hillsborough County FL School Dist. Sales Tax Rev.	5.375%	10/1/11 (2)(Prere.)	2,000	2,153

Indian River County FL Water & Sewer Rev.	6.500%	9/1/08 (3)	2,540	2,661

Jacksonville FL Excise Taxes Rev.	5.250%	10/1/17 (1)	2,895	3,049

Jacksonville FL Excise Taxes Rev.	5.250%	10/1/18 (1)	3,300	3,466

Jacksonville FL Excise Taxes Rev.	5.250%	10/1/19 (1)	2,280	2,389

Jacksonville FL Excise Taxes Rev.	5.250%	10/1/20 (1)	1,750	1,830

Lakeland FL Electric & Water Rev.	6.050%	10/1/09 (4)	4,000	4,288

Lakeland FL Electric & Water Rev.	6.550%	10/1/09 (4)	4,000	4,342

Lakeland FL Electric & Water Rev.	0.000%	10/1/11 (1)	8,420	6,817

Lakeland FL Electric & Water Rev.	0.000%	10/1/12 (1)	2,020	1,562

Lakeland FL Electric & Water Rev.	6.050%	10/1/14 (4)	2,000	2,280

Lee County FL IDA Health Care Fac. Rev.
(Shell Point Village)	5.500%	11/15/21	11,925	12,061

Lee County FL School Board COP	6.000%	8/1/08 (4)	6,180	6,326

Lee County FL School Board COP	5.000%	8/1/27 (4)	5,000	5,155

Lee County FL School Board COP	5.000%	8/1/28 (4)	5,000	5,140

Miami Beach FL Water & Sewer Rev.	5.625%	9/1/17 (2)	2,550	2,739

Miami-Dade County FL Aviation-
Miami International Airport	5.750%	10/1/17 (3)	8,940	9,646

Miami-Dade County FL Aviation-
Miami International Airport	5.750%	10/1/18 (3)	5,000	5,395

Miami-Dade County FL Aviation-
Miami International Airport	5.750%	10/1/19 (3)	5,500	5,935

Miami-Dade County FL Aviation-
Miami International Airport	5.750%	10/1/20 (3)	4,000	4,316

Miami-Dade County FL Educ. Fac. Auth. Rev.
(Univ. of Miami)	5.000%	4/1/29 (2)	13,760	14,173

Miami-Dade County FL Educ. Fac. Auth. Rev.
(Univ. of Miami)	5.000%	4/1/31 (2)	10,910	11,230

Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.000%	6/1/27 (1)	10,000	10,329

Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.000%	6/1/28 (1)	10,890	11,224

Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.000%	6/1/29 (1)	4,065	4,178

Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	2,460	2,665

Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	2,650	2,871

Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	3,840	4,160

Miami-Dade County FL School Board COP	5.000%	11/1/31 (2)	7,885	8,124

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Miami-Dade County FL School Board COP	5.000%	11/1/31 (2)	20,000	20,605

Miami-Dade County FL School Board COP PUT	5.500%	5/1/11 (1)	8,500	9,078

Miami-Dade County FL Transit Sales Surtax Rev.	5.000%	7/1/31 (10)	5,000	5,160

Miami-Dade County FL Water & Sewer Rev. VRDO	3.490%	6/7/06 (4)	4,400	4,400

Miramar FL Wastewater Improvement
Assessment Rev	5.000%	10/1/25 (1)	1,705	1,757

North Broward FL Hosp. Dist. Rev.	5.750%	1/15/07 (1)	2,560	2,592

Ocala FL Water & Sewer Rev.	6.000%	10/1/10 (2)	2,435	2,566

Ocala FL Water & Sewer Rev.	5.750%	10/1/11 (3)(Prere.)	13,605	14,999

Orange County FL Health Fac. Auth. Rev.
(Adventist Sunbelt Group)	6.250%	11/15/24	5,000	5,468

Orange County FL Health Fac. Auth. Rev.
(Nemours Foundation Project)	5.000%	1/1/35	5,500	5,643

Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/09 (1)(ETM)	4,935	5,324

Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/09 (1)	2,045	2,194

Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/10 (1)(ETM)	5,260	5,781

Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/10 (1)	2,175	2,375

Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/11 (1)(ETM)	2,765	3,090

Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/11 (1)	1,875	2,085

Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/13 (1)(ETM)	3,160	3,623

Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/13 (1)	1,890	2,142

Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16 (1)(ETM)	3,890	4,523

Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16 (1)(ETM)	95	109

Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16 (1)	1,515	1,740

Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/18 (1)	6,770	7,938

Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/21 (1)	11,500	13,754

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	5.125%	11/15/39	6,000	6,081

Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare) VRDO	3.590%	6/1/06 LOC	6,261	6,261

Orange County FL School Board COP	5.375%	8/1/07 (1)(Prere.)	3,140	3,233

Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,170	3,443

Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,500	3,802

Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,955	4,296

Orange County FL School Board COP	5.375%	8/1/22 (1)	1,185	1,216

Orange County FL School Board COP	5.000%	8/1/30 (3)	5,000	5,161

Orange County FL Tourist Dev. Rev.	5.900%	10/1/10 (1)(ETM)	835	906

Orange County FL Tourist Dev. Rev.	5.000%	10/1/26 (2)	12,025	12,525

Orlando & Orange County FL Expressway Auth.	6.500%	7/1/10 (3)	2,000	2,205

Orlando & Orange County FL Expressway Auth.	8.250%	7/1/14 (3)	3,000	3,850

Orlando & Orange County FL Expressway Auth.	8.250%	7/1/15 (3)	8,360	10,907

Orlando & Orange County FL Expressway Auth.
VRDO	3.420%	6/7/06 (2)	10,200	10,200

Orlando & Orange County FL Expressway Auth.
VRDO	3.420%	6/7/06 (2)	11,100	11,100

Orlando & Orange County FL Expressway Auth.
VRDO	3.440%	6/7/06 (2)	900	900

Orlando FL Util. Comm. Water & Electric Rev.	5.250%	10/1/14	5,000	5,435

Orlando FL Util. Comm. Water & Electric Rev.	6.750%	10/1/17 (ETM)	12,700	14,975

Palm Beach County FL Criminal Justice Fac. Rev.	7.200%	6/1/14 (3)	16,300	19,773

Palm Beach County FL Criminal Justice Fac. Rev.	7.200%	6/1/15 (3)	3,000	3,683

Palm Beach County FL Health Fac. Auth. Hosp. Rev.	5.625%	12/1/31	16,500	17,048

Palm Beach County FL School Board COP	6.000%	8/1/10 (3)(Prere.)	7,495	8,206

Palm Beach County FL School Board COP	5.250%	8/1/12 (4)(Prere.)	4,050	4,358

Palm Beach County FL School Board COP	5.375%	8/1/12 (4)(Prere.)	4,430	4,797

Palm Beach County FL School Board COP	5.375%	8/1/12 (4)(Prere.)	8,190	8,868

Palm Beach County FL School Board COP	5.375%	8/1/12 (4)(Prere.)	4,500	4,872

Palm Beach County FL School Board COP	5.250%	8/1/18 (4)	2,300	2,444

Palm Beach County FL School Board COP VRDO	3.420%	6/7/06 (2)	3,895	3,895

Palm Beach County FL Water & Sewer	5.000%	10/1/31	14,005	14,519

Palm Beach County FL Water & Sewer	5.000%	10/1/36	3,500	3,620

Polk County FL Public Fac. Rev.	5.000%	12/1/30 (1)	17,835	18,435

Polk County FL Util. System Rev.	5.250%	10/1/21 (3)	3,620	3,865

1 Polk County FL Util. System Rev. TOB VRDO	3.510%	6/7/06 (3)	9,600	9,600

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Sarasota County FL Util. System Rev.	7.000%	10/1/09 (3)	6,260	6,879

Seacoast FL Util. Auth. Water & Sewer Rev.	5.500%	3/1/17 (3)	2,400	2,671

Seacoast FL Util. Auth. Water & Sewer Rev.	5.500%	3/1/19 (3)	3,595	4,034

Seminole County FL Sales Tax Rev.	5.250%	10/1/31 (1)	8,500	9,402

Seminole County FL Water & Sewer Rev.	6.000%	10/1/09 (1)	1,800	1,923

Seminole County FL Water & Sewer Rev.	6.000%	10/1/12 (1)	5,000	5,576

Seminole County FL Water & Sewer Rev.	6.000%	10/1/19 (1)(ETM)	4,000	4,580

Seminole County FL Water & Sewer Rev.	6.000%	10/1/19 (1)	2,350	2,671

South Broward FL Hosp. Dist. Rev.	5.625%	5/1/32 (1)	12,000	12,922

South Miami FL Health Fac. Auth. Hosp. Rev.
(Baptist Health South Group)	5.500%	11/15/33	10,000	10,470

St. Lucie County FL Util. System Rev.	6.500%	10/1/08 (3)(ETM)	4,910	5,135

St. Lucie County FL Util. System Rev.	5.500%	10/1/15 (3)(ETM)	5,000	5,417

2 St. Lucie County FL Util. System Rev.	6.000%	10/1/20 (3)(ETM)	5,515	6,442

Sunrise FL Util. System Rev.	5.200%	10/1/22 (2)	17,805	19,382

Tallahassee FL Energy System Rev.	5.250%	10/1/13 (4)	4,380	4,733

Tallahassee FL Energy System Rev.	5.250%	10/1/14 (4)	3,980	4,315

Tallahassee FL Energy System Rev.	5.250%	10/1/15 (4)	5,240	5,703

Tamarac FL Water & Sewer Util. Rev.	5.900%	10/1/11 (3)	3,980	4,233

Tampa Bay FL Water Util. System Rev.	5.250%	10/1/17 (3)	5,000	5,470

Tampa Bay FL Water Util. System Rev.	5.500%	10/1/21 (3)	22,290	25,189

Tampa Bay FL Water Util. System Rev.	5.500%	10/1/24 (3)	23,180	26,427

Tampa FL Health System Rev.
(Catholic Healthcare East)	5.250%	11/15/11 (1)	4,575	4,806

Outside Florida:

Puerto Rico Convention Center Dist. Auth.
Hotel Occupancy Tax Rev	5.000%	7/1/27 (11)	8,400	8,737

Puerto Rico GO	5.250%	7/1/16	5,000	5,205

Puerto Rico GO	5.250%	7/1/18	6,500	6,735

Puerto Rico GO	5.250%	7/1/19	5,000	5,173

Puerto Rico GO	5.000%	7/1/34	4,200	4,197

Puerto Rico Govt. Dev. Bank CP	3.850%	10/5/06	3,000	2,991

Puerto Rico Infrastructure Financing Auth.
Special Tax Rev	5.500%	7/1/27 (2)	15,050	17,085

Puerto Rico Infrastructure Financing Auth.
Special Obligation Bonds	5.500%	10/1/40	24,000	25,581

Puerto Rico Muni. Finance Agency	6.000%	8/1/09 (4)(Prere.)	6,000	6,472

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Puerto Rico Muni. Finance Agency	5.250	8/1/18 (4)	5,000	5,347

Puerto Rico Public Buildings Auth.
Govt. Fac. Rev. PUT	5.000	7/1/12 (2)	12,000	12,675

Total Municipal Bonds
(Cost $1,138,146)				1,174,954

Other Assets and Liabilities (1.1%)

Other Assets—Note B				17,331

Liabilities				(4,645)

				12,686

Net Assets (100%)				1,187,640

At May 31, 2006, net assets consisted of:[3]
Amount ($000)

Paid-in Capital	1,151,656

Undistributed Net Investment Income	—

Overdistributed Net Realized Gains	(1,266)

Unrealized Appreciation

Investment Securities	36,808

Futures Contracts	442

Net Assets	1,187,640

Investor Shares—Net Assets

Applicable to 26,779,683 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	307,316

Net Asset Value Per Share—Investor Shares	$11.48

Admiral Shares—Net Assets

Applicable to 76,711,957 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	880,324

Net Asset Value Per Share—Admiral Shares	$11.48

•	See Note A in Notes to Financial Statements.
1	Security exempt from registration under Rule 144A of the . Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the value of this security represented 0.8% of net assets.
2	Securities with a value of $1,635,000 have been segregated as initialmargin for open futures contracts.
3	See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Key to Abbreviations

ARS—Auction Rate Security
BAN—Bond Anticipation Note
COP—Certificate of Participation
CP—Commercial Paper
FR—Floating Rate
GAN—Grant Anticipation Note
GO—General Obligation Bond
IDA—Industrial Development Authority Bond
IDR—Industrial Development Revenue Bond
PCR—Pollution Control Revenue Bond
PUT—Put Option Obligation
RAN—Revenue Anticipation Note
TAN—Tax Anticipation Note
TOB—Tender Option Bond
TRAN—Tax Revenue Anticipation Note
UFSD—Union Free School District
USD—United School District
VRDO—Variable Rate Demand Obligation
(ETM)—Escrowed to Maturity
(Prere.)—Prerefunded

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association)
(2) AMBAC (Ambac Assurance Corporation)
(3) FGIC (Financial Guaranty Insurance Company)
(4) FSA (Financial Security Assurance)
(5) BIGI (Bond Investors Guaranty Insurance)
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority)
(8) CapMAC (Capital Markets Assurance Corporation)
(9) American Capital Access Financial Guaranty Corporation
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty)
The insurance does not guarantee the market value of the municipal bonds

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit

Statement of Operations

Six Months Ended May 31, 2006
($000)

Investment Income

Income

Interest	27,380

Total Income	27,380

Expenses

The Vanguard Group—Note B

Investment Advisory Services	54

Management and Administrative

Investor Shares	194

Admiral Shares	260

Marketing and Distribution

Investor Shares	53

Admiral Shares	91

Custodian Fees	1

Shareholders' Reports

Investor Shares	2

Admiral Shares	2

Trustees' Fees and Expenses	1

Total Expenses	658

Expenses Paid Indirectly—Note C	(18)

Net Expenses	640

Net Investment Income	26,740

Realized Net Gain (Loss)

Investment Securities Sold	2,850

Futures Contracts	1,023

Realized Net Gain (Loss)	3,873

Change in Unrealized Appreciation (Depreciation)

Investment Securities	(14,626)

Futures Contracts	437

Change in Unrealized Appreciation (Depreciation)	(14,189)

Net Increase (Decrease) in Net Assets Resulting from Operations	16,424

Statement of Changes in Net Assets

	Six Months Ended May 31, 2006 ($000)	Year Ended Nov. 30, 2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	26,740	50,771

Realized Net Gain (Loss)	3,873	4,492

Change in Unrealized Appreciation (Depreciation)	(14,189)	(20,250)

Net Increase (Decrease) in Net Assets Resulting from Operations	16,424	35,013

Distributions

Net Investment Income

Investor Shares	(7,003)	(24,438)

Admiral Shares	(19,737)	(26,333)

Realized Capital Gain1

Investor Shares	(1,167)	(968)

Admiral Shares	(3,149)	(676)

Total Distributions	(31,056)	(52,415)

Capital Share Transactions—Note F

Investor Shares	(9,181)	(354,079)

Admiral Shares	38,758	407,452

Net Increase (Decrease) from Capital Share Transactions	29,577	53,373

Total Increase (Decrease)	14,945	35,971

Net Assets
Beginning of Period	1,172,695	1,136,724

End of Period	1,187,640	1,172,695

1	Includes fiscal 2006 and 2005 short-term gain distributions totaling $1,077,000 and $0,respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Financial Highlights

Florida Long-Term Tax-Exempt Fund Investor Shares
For a Share Outstanding	Six Months Ended May 31,	Year Ended November 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001

Net Asset Value,
Beginning of Period	$11.62	$11.79	$12.00	$11.74	$11.51	$11.08

Investment Operations

Net Investment Income	.256	.509	.506	.505	.530	.551

Net Realized and Unrealized
Gain (Loss) on Investments	(.098)	(.153)	(.074)	.346	.262	.430

Total from
Investment Operations	.158	.356	.432	.851	.792	.981

Distributions

Dividends from
Net Investment Income	(.256)	(.509)	(.506)	(.505)	(.530)	(.551)

Distributions from
Realized Capital Gains	(.042)	(.017)	(.136)	(.086)	(.032)	—

Total Distributions	(.298)	(.526)	(.642)	(.591)	(.562)	(.551)

Net Asset Value,
End of Period	$11.48	$11.62	$11.79	$12.00	$11.74	$11.51

Total Return	1.37%	3.04%	3.70%	7.38%	7.04%	8.98%

Ratios/Supplemental Data

Net Assets,
End of Period (Millions)	$307	$320	$679	$714	$753	$835

Ratio of Total Expenses to
Average Net Assets	0.17%[1]	0.16%	0.14%	0.17%	0.18%	0.15%

Ratio of Net Investment
Income to Average Net Assets	4.42%[1]	4.31%	4.27%	4.23%	4.56%	4.81%

Portfolio Turnover Rate	38%[1]	13%	7%	19%	26%	24%

1 Annualized.

Florida Long-Term Tax-Exempt Fund Admiral Shares
For a Share Outstanding	Six Months Ended May. 31,	Year Ended November 30,				Nov. 12[1] to Nov. 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$11.62	$11.79	$12.00	$11.74	$11.51	$11.79

Investment Operations

Net Investment Income	.260	.518	.513	.512	.536	.027

Net Realized and Unrealized Gain (Loss)
on Investments	(.098)	(.153)	(.074)	.346	.262	(.280)

Total from Investment Operations	.162	.365	.439	.858	.798	(.253)

Distributions

Dividends from Net Investment Income	(.260)	(.518)	(.513)	(.512)	(.536)	(.027)

Distributions from Realized Capital Gains	(.042)	(.017)	(.136)	(.086)	(.032)	—

Total Distributions	(.302)	(.535)	(.649)	(.598)	(.568)	(.027)

Net Asset Value, End of Period	$11.48	$11.62	$11.79	$12.00	$11.74	$11.51

Total Return	1.41%	3.12%	3.76%	7.45%	7.09%	-2.15%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$880	$852	$458	$466	$429	$260

Ratio of Total Expenses to
Average Net Assets	0.09%[2]	0.09%	0.09%	0.11%	0.13%	0.12%[2]

Ratio of Net Investment Income to
Average Net Assets	4.50%[2]	4.39%	4.32%	4.29%	4.59%	4.72%[2]

Portfolio Turnover Rate	38%[2]	13%	7%	19%	26%	24%

1 Inception.
2 Annualized.
   See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Florida Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Futures Contracts: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5.     Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2006, the fund had contributed capital of $129,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     The fund’s investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund’s management and administrative expenses. For the six months ended May 31, 2006, these arrangements reduced the fund’s expenses by $18,000.

D.     Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $5,121,000 through November 30, 2005, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At May 31, 2006, net unrealized appreciation of investment securities for tax purposes was $31,687,000, consisting of unrealized gains of $38,403,000 on securities that had risen in value since their purchase and $6,716,000 in unrealized losses on securities that had fallen in value since their purchase.

At May 31, 2006, the aggregate settlement value of open futures contracts expiring in September 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

10-Year Treasury Note	(625)	65,576	388

5-Year Treasury Note	(125)	12,951	54

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E.     During the six months ended May 31, 2006, the fund purchased $229,978,000 of investment securities and sold $216,113,000 of investment securities, other than temporary cash investments.

F.     Capital share transactions for each class of shares were:

	Six Months Ended May 31, 2006		Year Ended November 30, 2005
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	44,091	3,805	139,645	11,820

Issued in Lieu of Cash Distributions	5,769	499	16,829	1,425

Redeemed	(59,041)	(5,098)	(510,553)	(43,295)

Net Increase (Decrease)—Investor Shares	(9,181)	(794)	(354,079)	(30,050)

Admiral Shares

Issued	125,858	10,856	512,147	43,436

Issued in Lieu of Cash Distributions	15,269	1,320	17,018	1,445

Redeemed	(102,369)	(8,846)	(121,713)	(10,319)

Net Increase (Decrease)—Admiral Shares	38,758	3,330	407,452	34,562

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended May 31, 2006
Florida Long-Term Tax-Exempt Fund	Beginning Account Value 11/30/2005	Ending Account Value 5/31/2006	Expenses Paid During Period[1]

Based on Actual Fund Return

Investor Shares	$1,000.00	$1,013.67	$0.85

Admiral Shares	1,000.00	1,014.05	0.45

Based on Hypothetical 5% Yearly Return

Investor Shares	$1,000.00	$1,024.08	$0.86

Admiral Shares	1,000.00	1,024.48	0.45

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.17% for Investor Shares and 0.09% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Florida Long-Term Tax-Exempt Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and its peer group. The board noted that the fund has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board of trustees concluded that Vanguard Florida Long-Term Tax-Exempt Fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of
Trustee since May 1987;	the Board, Chief Executive Officer, and Director/Trustee of The
Chairman of the Board and	Vanguard Group, Inc., and of each of the investment companies
Chief Executive Officer	served by The Vanguard Group.
136 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore
Trustee since January 2001	Partners (pro bono ventures in education); Senior Advisor to
136 Vanguard Funds Overseen	Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School
of Business at New York University; Trustee of the Whitehead
Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board
136 Vanguard Funds Overseen	Member of the American Chemistry Council; Director of Tyco
International, Ltd. (diversified manufacturing and services) (since
2005);Trustee of Drexel University and of the Chemical Heritage
Foundation.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice
Trustee since July 1998	President and Chief Global Diversity Officer (since January 2006),
136 Vanguard Funds Overseen	Vice President and Chief Information Officer (1997–2005), and
Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University
Medical Center at Princeton and Women’s Research and Education
Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund
Trustee since December 2004	Professor of Finance and Banking, Harvard Business School
136 Vanguard Funds Overseen	(since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business
School; Director and Chairman of UNX, Inc. (equities trading firm)
(since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South
African insurance company) (2001–2003), and Stockback, Inc.
(credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman,
Trustee since January 1993	President, Chief Executive Officer, and Director of NACCO
136 Vanguard Funds Overseen	Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired
Trustee since April 1985	Chairman and Chief Executive Officer of Rohm and Haas Co.
136 Vanguard Funds Overseen	(chemicals); Director of Cummins Inc. (diesel engines),
MeadWestvaco Corp. (packaging products), and
AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of
Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The
Secretary since July 2005	Vanguard Group, Inc.,since November 1997; General Counsel of
136 Vanguard Funds Overseen	The Vanguard Group since July 2005;Secretary of The Vanguard
Group and of each of the investment companies served by The
Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The
Treasurer since July 1998	Vanguard Group, Inc.;Treasurer of each of the investment
136 Vanguard Funds Overseen	companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State
   Tax-Exempt Funds.

   More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q182 072006

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FLORIDA TAX-FREE FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FLORIDA TAX-FREE FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 20, 2006

VANGUARD FLORIDA TAX-FREE FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	July 20, 2006

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.